UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): July 27, 2016

Integral Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2605 Eastside Park Road Suite 1, Evansville, Indiana	47715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock and Warrant Financings

On July 27, 2016, the Integral Technologies, Inc. (the “Company”) Company completed a private placement of $226,355 for the issuance of 1,968,304 shares of common stock and warrants to purchase 492,076 shares of common stock on or before April 30, 2017 at an exercise price of $0.30 per warrant.

On August 22, 2016, the Company completed a private placement amounting of $94,000 for the issuance of 817,391 shares of common stock and warrants to purchase 204,348 shares of common stock on or before May 31, 2017 at an exercise price of $0.30 per warrant.

During December, 2016, the Company completed private placements of an aggregate of $210,000 for the issuance of 3,000,000 shares of common stock and warrants to purchase 750,000 shares of common stock on or before October 1, 2017 at an exercise price of $0.20 per warrant.

During January 2017, the Company completed a private placement of $23,800 for the issuance of 340,000 shares of common stock and warrants to purchase 85,000 shares of common stock on or before October 1, 2017 at an exercise price of $0.20 per warrant.

The foregoing description of the terms and conditions above financings is only a summary and is qualified in its entirety by the full text of the Form of Subscription Agreement and Form of Warrant, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference.

Note Financings

On September 2, 2016, the Company entered into a promissory note agreement and received a total of $80,000, net of $8,000 in fees. The $88,000 plus a one-time interest charge of 10% was due December 13, 2016. In addition, the Company issued 100,000 common shares pursuant to the debt agreement. In the event of default, the balance of the promissory note will increase by 140%. On December 13, 2016, the maturity date of the promissory note was extended to January 30, 2017. As consideration for the extension, the Company issued 500,000 shares. On January 29, 2017, the maturity date of the promissory note was extended to March 2, 2017. As consideration for the extension, the Company agreed to issue 600,000 shares. On March 28, 2017, the Company entered into a debt settlement agreement to add a conversion feature to the debt. At the date of the settlement agreement, the loan balance was $135,520 (including interest and penalties). Pursuant to the debt settlement agreement, the lender reduced the balance payable to $116,160 and the debt became convertible into common shares of the Company. The debenture has a conversion price equal to 70% of the average of the lowest three trading prices for the Company’s common stock during the ten-day trading period ending one trading day prior to the date of conversion notice with a limitation of 4.99% of the issued and outstanding common stock at the time of conversion. Any amount of principal that is not paid when due bears interest at a rate of 22% per annum. The foregoing description is only a summary and is qualified in its entirety by the full text of the Securities Purchase Agreement, Note, Amendment No. 1 to Securities Purchase Agreement and Amendment No. 2 to Securities Purchase Agreement, which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report and incorporated herein by reference.

On September 21, 2016, the Company issued 1,035,864 shares to convert the remaining balance of $69,649 owed under a $650,000 note issued earlier in 2016.

The Company issued convertible debt on February 9, 2017, a total of which $35,000 was received, net of $3,500 in legal fees. The convertible debt is due November 20, 2017. On March 9, 2017, the Company issued additional convertible debt, a total of which $55,000 was received, net of $3,000 in legal fees. The convertible debt is due December 30, 2017. The convertible debentures accrue interest of 12% per annum and can be converted into common stock at the option of the holder at any time after 180 days following the date of issuance. The debentures have a conversion price equal to 63% of the average of the lowest three trading prices for the Company’s common stock during the ten-day trading period ending one trading day prior to the date of conversion notice with a limitation of 4.99% of the issued and outstanding common stock at the time of conversion. Any amount of principal that is not paid when due bears interest at a rate of 22% per annum. The convertible debentures may be prepaid by the Company at premiums between 115% to 140% between 30 days to 180 days from issuance. The foregoing description is only a summary and is qualified in its entirety by the full text of the Form of Securities Purchase Agreement and Form of Note, which are filed as Exhibits 10.7 and 10.8 to this Current Report and incorporated herein by reference.

On March 31, 2017, the Company issued 950,000 common shares to settle the remaining balance of $49,400 outstanding under a note originally issued in January 2016, pursuant to the.terms of a Settlement Agreement filed as Exhibit 10.9 to this Current Report and incorporated herein by reference.

On May 17, 2017, the Company issued a $30,000 promissory note due May 19, 2017. The foregoing description is only a summary and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 10.10 to this Current Report and incorporated herein by reference.

Subsequent to March 31, 2017, the Company issued an aggregate of 11,323,540 shares of common stock upon the conversion of previously disclosed debt.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference. The common stock, warrants and notes were issued solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2017, the Company appointed Eli Dusenbury to serve as its Chief Financial Officer. Mr. Dusenbury previously served as the company’s controller from May 2015. He has served as a manager at Anton & Chia LLP since November 2014 and as a senior accountant at Smythe Ratcliffe LLP from May 2009 through October 2014.

The Company’s former Chief Financial Officer, W. Bartlett Snell, resigned on February 10, 2017. Mr. Snell's resignation is not in connection with any disagreement or dispute with the Company. The Company has agreed with Mr. Snell to issue him 36,000 shares of common stock and settle all unpaid fees from July 1, 2016 to February 10, 2017 and is currently in the process of negotiating a compensation settlement agreement.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Securities Purchase Agreement dated September 2, 2016
10.4	Note Issued September 2, 2016
10.5	Amendment No. 1 to Securities Purchase Agreement
10.6	Amendment No. 2 to Securities Purchase Agreement
10.7	Form of Securities Purchase Agreement
10.8	Form of Note
10.9	Settlement Agreement dated March 31, 2017
10.10	Note Issued May 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: July 11, 2017	By:	/s/ Doug Bathauer
	Name:	Doug Bathauer
	Title:	Chief Executive Officer